Exhibit 10.18

ATTACHMENT A

FIRST AMENDMENT (2012-1) TO THE

PENSION PLAN FOR EMPLOYEES OF AMPHENOL CORPORATION
AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2011

Pursuant to Section 12.1 of the Pension Plan for Employees of Amphenol Corporation as amended and restated effective January 1, 2011 (the “Plan”), the Plan is hereby amended as follows:

1.                                      The final paragraph of Section 16.23(a) and 16.23(b), Amphenol Salaried and Amphenol Hourly, Eligible Class, is amended in its entirety, to clarify that Cemm Thome Corp. and Amphenol Nelson Dunn Inc. are not Participating Employers, to read as follows:

Without limitation, Sine Systems Corporation, Amphenol T&M Antennas, Inc., Amphenol Printed Circuit, Inc., Amphenol Connex Corporation, Amphenol PCD, Inc., Amphenol Antel, Inc., Amphenol Optimize Manufacturing Company, Fiber Systems International, Inc., SV Microwave Technologies, Inc., Amphenol Alden Products Company, Amphenol Steward Enterprises, Inc., Times Microwave Systems, Inc., Cemm Thome Corp. and Amphenol Nelson Dunn Inc. are not Participating Employers, and Amphenol Aerospace Operations, Amphenol Assemble Tech, Amphenol TCS and Amphenol Nexus Technologies are not participating divisions or locations of Amphenol Corporation.

2.                                      The final paragraph of Section (a) on the cover page to Exhibits A and B, Amphenol Salaried and Amphenol Hourly, Eligible Class, is amended in its entirety, to clarify that Cemm Thome Corp. and Amphenol Nelson Dunn Inc. are not Participating Employers, to read as follows:

Without limitation, Sine Systems Corporation, Amphenol T&M Antennas, Inc., Amphenol Printed Circuit, Inc., Amphenol Connex Corporation, Amphenol PCD, Inc., Amphenol Antel, Inc., Amphenol Optimize Manufacturing Company, Fiber Systems International, Inc., SV Microwave Technologies, Inc., Amphenol Alden Products Company, Amphenol Steward Enterprises, Inc., Times Microwave Systems, Inc., Cemm Thome Corp. and Amphenol Nelson Dunn Inc are not Participating Employers, and Amphenol Aerospace Operations, Amphenol Assemble Tech, Amphenol TCS and Amphenol Nexus Technologies are not participating divisions or locations of Amphenol Corporation.

3.                                      Subsection (a) of Section 16.20, Early Retirement Age, of Exhibit H, Sidney Hourly, is amended in its entirety, to clarify that five (not ten) years of Eligibility Service is required to attain Early Retirement Age, to read as follows:

(a)                                 attained age sixty (60) and completed five (5) years of Eligibility Service,

but otherwise Section 16.20(a) shall remain in place with no changes.

AMPHENOL CORPORATION

DATED:	BY:
Jerome F. Monteith
Its: Vice President, Human Resources

2

AMPHENOL CORPORATION

SECRETARY’S CERTIFICATE

I, Edward C. Wetmore, hereby certify that I am the Secretary of Amphenol Corporation, a Delaware Corporation (the “Company”), and that attached hereto as “Exhibit A” is a true and complete copy of resolution adopted by the Board of Directors of the Company on               , 2012 and that said resolution remain in full force and effect and have not been amended, revoked, or changed as of the date hereof.

IN WITNESS WHEREOF, the undersigned has executed this certificate and set the seal of the Company as this        day of               , 2012.

Edward C. Wetmore
Secretary

EXHIBIT A

AMPHENOL CORPORATION

Action by Resolution of the Board of Directors

The Board of Directors (the “Board”) of Amphenol Corporation, a Delaware corporation (the “Company”) hereby consents to the adoption of the following resolution:

WHEREAS, the Company currently maintains a pension plan, namely the Pension Plan for Employees of Amphenol Corporation (the “Pension Plan”); and

WHEREAS, senior management of the Company and the legal advisors and actuaries for the Pension Plan have recommended that the Pension Plan be amended to clarify that (i) Cemm Thome Corp. does not participate in the Pension Plan, (ii) Amphenol Nelson Dunn Inc. does not participate in the Pension Plan and (iii) Participants in the Sidney Hourly portion of the Plan are eligible for early retirement upon attaining age 60 and completing five (5) Years of Eligibility Service.

NOW, THEREFORE, BE IT

RESOLVED, that the Board hereby approves the amendment of the Pension Plan substantial in the form attached hereto as Attachment A; and be it further

RESOLVED, that R. Adam Norwitt, Diana G. Reardon, Edward C. Wetmore and Jerome F. Monteith and the appropriate employees of the Company be, and each of them hereby is, authorized, empowered and directed to take such action and to make, execute, deliver and file or cause to be made, executed, delivered or filed, such agreements, documents and notices, in the name and behalf of the Company and its subsidiaries, as they or any of them or as the legal and pension advisors of the Company may deem to be proper, necessary, desirable or appropriate to effectuate the amendment and the purposes and intent of the foregoing resolution, to comply with the requirements of the Pension Plan and other matters approved by the foregoing resolution, or to carry out any of the transactions authorized by the foregoing resolution, the authority for the taking of such action and the making, execution, delivery or filing of such agreement, documents or notices to be conclusively evidenced thereby.

RESOLVED, that any and all actions heretofore taken by any officer or employee of the Company in connection with the foregoing resolutions or any matter contemplated by such resolutions be, and they hereby are ratified, confirmed and approved in all respects.

IN WITNESS WHEREOF, the undersigned, being all of the members of the Pension Committee of the Board of Directors of Amphenol Corporation have executed this Consent as of the       day of                    , 2012.

Stanley L. Clark (Chairman)

Ronald P. Badie

Edward G. Jepsen